                                                                  Exhibit 99.8
--------------------------------------------------------------------------------
                                                      Monthly Operating Report

-------------------------------------
CASE  NAME:  AIRCRAFT LEASING, INC.                       ACCRUAL BASIS
-------------------------------------

-------------------------------------
CASE  NUMBER:  400-42148-BJH-11                         02/13/95, RWD, 2/96
-------------------------------------

-------------------------------------
JUDGE:  BARBARA J. HOUSER
-------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: MARCH 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Drew Keith                             CHIEF FINANCIAL OFFICER
----------------------------------------   -------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                TITLE

DREW KEITH                                            4/20/01
----------------------------------------   -------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                      DATE

PREPARER:

/s/ Kevin K. Craig                         CONTROLLER, KITTY HAWK INC.
----------------------------------------   -------------------------------------
ORIGINAL SIGNATURE OF PREPARER                         TITLE

KEVIN K. CRAIG                                        4/20/01
----------------------------------------   -------------------------------------
PRINTED NAME OF PREPARER                               DATE

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                          ACCRUAL BASIS-1
-------------------------------------

-------------------------------------
CASE  NUMBER:  400-42148-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------


COMPARATIVE  BALANCE  SHEET
------------------------------------------------------------------------------------------------------------------------------------
                                               SCHEDULE             MONTH                      MONTH                       MONTH
                                                                --------------------------------------------------------------------
ASSETS                                          AMOUNT          JANUARY, 2001             FEBRUARY, 2001                 MARCH, 2001
------------------------------------------------------------------------------------------------------------------------------------
1.        UNRESTRICTED  CASH                        $0                     $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
2.        RESTRICTED  CASH                          $0               $632,475                   $320,642                   $173,456
------------------------------------------------------------------------------------------------------------------------------------
3.        TOTAL  CASH                               $0               $632,475                   $320,642                   $173,456
------------------------------------------------------------------------------------------------------------------------------------
4.        ACCOUNTS  RECEIVABLE  (NET)               $0                     $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
5.        INVENTORY                                 $0                     $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
6.        NOTES  RECEIVABLE                         $0                     $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
7.        PREPAID  EXPENSES                         $0                     $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
8.        OTHER  (ATTACH  LIST)           ($33,904,344)          ($18,078,186)              ($16,350,041)              ($14,789,199)
------------------------------------------------------------------------------------------------------------------------------------
9.        TOTAL  CURRENT  ASSETS          ($33,904,344)          ($17,445,711)              ($16,029,399)              ($14,615,743)
------------------------------------------------------------------------------------------------------------------------------------
10.       PROPERTY,  PLANT  &  EQUIPMENT   $81,907,719            $75,028,395                $73,916,638                $73,916,638
------------------------------------------------------------------------------------------------------------------------------------
11.       LESS:  ACCUMULATED
          DEPRECIATION / DEPLETION         $33,669,772            $34,405,980                $34,212,945                $34,655,617
------------------------------------------------------------------------------------------------------------------------------------
12.       NET  PROPERTY,  PLANT  &
          EQUIPMENT                        $48,237,946            $40,622,415                $39,703,693                $39,261,021
------------------------------------------------------------------------------------------------------------------------------------
13.       DUE FROM INSIDERS                         $0                     $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
14.       OTHER  ASSETS  -  NET  OF
          AMORTIZATION  (ATTACH  LIST)              $0                     $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
15.       OTHER (ATTACH LIST)                       $0                     $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL ASSETS                     $14,333,602            $23,176,704                $23,674,294                $24,645,278
------------------------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
17.       ACCOUNTS  PAYABLE                                                $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
18.       TAXES  PAYABLE                                                   $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
19.       NOTES  PAYABLE                                                   $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
20.       PROFESSIONAL  FEES                                               $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
21.       SECURED  DEBT                                                    $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
22.       OTHER  (ATTACH  LIST)                                    $3,191,685                 $3,390,721                 $3,779,115
------------------------------------------------------------------------------------------------------------------------------------
23.       TOTAL  POSTPETITION
          LIABILITIES                                              $3,191,685                 $3,390,721                 $3,779,115
------------------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
24.       SECURED  DEBT                     $2,811,382                 $8,791                     $8,791                     $8,791
------------------------------------------------------------------------------------------------------------------------------------
25.       PRIORITY  DEBT                            $0                     $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
26.       UNSECURED  DEBT                           $0                     $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
27.       OTHER (ATTACH LIST)               $1,300,001             $2,399,516                 $2,399,516                 $2,399,516
------------------------------------------------------------------------------------------------------------------------------------
28.       TOTAL  PREPETITION  LIABILITIES   $4,111,383             $2,408,307                 $2,408,307                 $2,408,307
------------------------------------------------------------------------------------------------------------------------------------
29.       TOTAL LIABILITIES                 $4,111,383             $5,599,992                 $5,799,028                 $6,187,422
------------------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------------------
30.       PREPETITION  OWNERS'  EQUITY              $0            $12,789,185                $12,789,185                $12,789,185
------------------------------------------------------------------------------------------------------------------------------------
31.       POSTPETITION  CUMULATIVE
          PROFIT  OR  (LOSS)                                       $4,787,527                 $5,086,081                 $5,668,671
------------------------------------------------------------------------------------------------------------------------------------
32.       DIRECT  CHARGES  TO  EQUITY
          (ATTACH  EXPLANATION)                                            $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
33.       TOTAL  EQUITY                             $0            $17,576,712                $17,875,266                $18,457,856
------------------------------------------------------------------------------------------------------------------------------------
34.       TOTAL  LIABILITIES  &
          OWNERS'  EQUITY                   $4,111,383            $23,176,704                $23,674,294                $24,645,278
------------------------------------------------------------------------------------------------------------------------------------
                                                                           $0                         $0                         $0
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report

------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.               ACCRUAL BASIS-2
------------------------------------

------------------------------------
CASE  NUMBER:  400-42148-BJH-11                       02/13/95, RWD, 2/96
------------------------------------

------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------------------
                                                          MONTH            MONTH                 MONTH           QUARTER
                                                     ----------------------------------------------------------------------
REVENUES                                             JANUARY, 2001      FEBRUARY, 2001           MARCH, 2001      TOTAL
---------------------------------------------------------------------------------------------------------------------------
1.      GROSS  REVENUES                                   $969,000         $969,000              $969,000       $2,907,000
---------------------------------------------------------------------------------------------------------------------------
2.      LESS:  RETURNS & DISCOUNTS                              $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
3.      NET  REVENUE                                      $969,000         $969,000              $969,000       $2,907,000
---------------------------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
---------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                                $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
5.      DIRECT  LABOR                                           $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
6.      DIRECT  OVERHEAD                                        $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
7.      TOTAL  COST  OF  GOODS  SOLD                            $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
8.      GROSS  PROFIT                                     $969,000         $969,000              $969,000       $2,907,000
---------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
---------------------------------------------------------------------------------------------------------------------------
9.      OFFICER / INSIDER  COMPENSATION                         $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
10.     SELLING  &  MARKETING                                   $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                                $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
12.     RENT  &  LEASE                                          $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                                     $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
14.     TOTAL  OPERATING  EXPENSES                              $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
15.     INCOME  BEFORE  NON-OPERATING
        INCOME & EXPENSE                                  $969,000         $969,000              $969,000       $2,907,000
---------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
---------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT.  LIST)                  ($7,247)         ($4,640)              ($1,985)        ($13,872)
---------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT.  LIST)                      $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
18.     INTEREST  EXPENSE                                       $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION / DEPLETION                          $443,020         $442,672              $437,672       $1,323,364
---------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                            $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                              ($434,229)         $33,378             ($442,672)       ($843,523)
---------------------------------------------------------------------------------------------------------------------------
22.     NET  OTHER INCOME & EXPENSES                        $1,544         $471,410               ($6,985)        $465,969
---------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
---------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL  FEES                                      $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
24.     U.S.  TRUSTEE  FEES                                     $0               $0                $5,000           $5,000
---------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                                     $0               $0                    $0               $0
---------------------------------------------------------------------------------------------------------------------------
26.     TOTAL  REORGANIZATION  EXPENSES                         $0               $0                $5,000           $5,000
---------------------------------------------------------------------------------------------------------------------------
27.     INCOME  TAX                                       $386,983         $199,036              $388,394         $974,413
---------------------------------------------------------------------------------------------------------------------------
28.     NET  PROFIT  (LOSS)                               $580,473         $298,554              $582,591       $1,461,618
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                Monthly Operating Report

-----------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.        ACCRUAL BASIS-3
-----------------------------------

-----------------------------------
CASE  NUMBER:  400-42148-BJH-11                 02/13/95, RWD, 2/96
-----------------------------------


------------------------------------------------------------------------------------------------------------
CASH  RECEIPTS  AND                                          MONTH           MONTH             MONTH
                                                        ----------------------------------------------------   QUARTER
DISBURSEMENTS                                           JANUARY, 2001   FEBRUARY, 2001       MARCH, 2001        TOTAL
------------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING  OF  MONTH                       $1,167,478        $632,475     $320,642             $1,167,478
------------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
------------------------------------------------------------------------------------------------------------------------
2.      CASH  SALES                                               $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
------------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                               $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
4.      POSTPETITION                                              $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
5.      TOTAL  OPERATING  RECEIPTS                                $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------------
6.      LOANS  &  ADVANCES  (ATTACH  LIST)                        $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
7.      SALE  OF  ASSETS                                          $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
8.      OTHER  (ATTACH  LIST)                                 $7,247          $4,640       $1,985                $13,872
------------------------------------------------------------------------------------------------------------------------
9.      TOTAL  NON-OPERATING  RECEIPTS                        $7,247          $4,640       $1,985                $13,872
------------------------------------------------------------------------------------------------------------------------
10.     TOTAL  RECEIPTS                                       $7,247          $4,640       $1,985                $13,872
------------------------------------------------------------------------------------------------------------------------
11.     TOTAL  CASH  AVAILABLE                            $1,174,725        $637,115     $322,627             $1,181,350
------------------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
12.     NET  PAYROLL                                              $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                                        $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
14.     SALES,  USE  &  OTHER  TAXES  PAID                        $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
15.     SECURED / RENTAL / LEASES                                 $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                                 $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                                 $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
18.     INVENTORY  PURCHASES                                      $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
19.     VEHICLE  EXPENSES                                         $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                                    $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                                             $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
22.     REPAIRS  &  MAINTENANCE                                   $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                                  $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                               $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
25.     OTHER  (ATTACH  LIST)                                     $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
26.     TOTAL  OPERATING  DISBURSEMENTS                           $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL  FEES                                  $542,250        $316,473     $149,171             $1,007,894
------------------------------------------------------------------------------------------------------------------------
28.     U.S.  TRUSTEE  FEES                                       $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
29.     OTHER  (ATTACH  LIST)                                     $0              $0           $0                     $0
------------------------------------------------------------------------------------------------------------------------
30.     TOTAL  REORGANIZATION  EXPENSES                     $542,250        $316,473     $149,171             $1,007,894
------------------------------------------------------------------------------------------------------------------------
31.     TOTAL  DISBURSEMENTS                                $542,250        $316,473     $149,171             $1,007,894
------------------------------------------------------------------------------------------------------------------------
32.     NET  CASH  FLOW                                    ($535,003)      ($311,833)   ($147,186)             ($994,022)
------------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                                 $632,475        $320,642     $173,456               $173,456
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Monthly Operating Report

-------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.         ACCRUAL BASIS-4
-------------------------------------

-------------------------------------
CASE  NUMBER:  400-42148-BJH-11                 02/13/95, RWD, 2/96
-------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                          SCHEDULE   MONTH           MONTH            MONTH
                                                                          -------- ------------  --------------  -----------------
ACCOUNTS  RECEIVABLE  AGING                                               AMOUNT  JANUARY, 2001  FEBRUARY, 2001    MARCH, 2001
----------------------------------------------------------------------------------------------------------------------------------
1.        0-30                                                                  $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
2.        31-60                                                                 $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
3.        61-90                                                                 $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
4.        91+                                                                   $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL  ACCOUNTS  RECEIVABLE                                           $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
6.        AMOUNT  CONSIDERED  UNCOLLECTIBLE                                     $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
7.        ACCOUNTS  RECEIVABLE  (NET)                                           $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                                                                  MONTH: MARCH, 2001
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
                                                  0-30                        31-60          61-90          91+
TAXES  PAYABLE                                    DAYS                        DAYS           DAYS           DAYS        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.        FEDERAL                                      $0                       $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
2.        STATE                                        $0                       $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
3.        LOCAL                                        $0                       $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
4.        OTHER (ATTACH LIST)                          $0                       $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL  TAXES  PAYABLE                        $0                       $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
6.        ACCOUNTS  PAYABLE                            $0                       $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
STATUS  OF  POSTPETITION  TAXES                                                                                MONTH: MARCH, 2001
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                      BEGINNING         AMOUNT                          ENDING
                                                                         TAX         WITHHELD AND/      AMOUNT            TAX
FEDERAL                                                              LIABILITY*        0R ACCRUED         PAID         LIABILITY
----------------------------------------------------------------------------------------------------------------------------------
1.        WITHHOLDING**                                                         $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
2.        FICA-EMPLOYEE**                                                       $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
3.        FICA-EMPLOYER**                                                       $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
4.        UNEMPLOYMENT                                                          $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
5.        INCOME                                                                $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
6.        OTHER (ATTACH LIST)                                                   $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
7.        TOTAL  FEDERAL  TAXES                                                 $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
----------------------------------------------------------------------------------------------------------------------------------
8.        WITHHOLDING                                                           $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
9.        SALES                                                                 $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
10.       EXCISE                                                                $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
11.       UNEMPLOYMENT                                                          $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
12.       REAL  PROPERTY                                                        $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
13.       PERSONAL  PROPERTY                                                    $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
14.       OTHER (ATTACH LIST)                                                   $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
15.       TOTAL  STATE  &  LOCAL                                                $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL  TAXES                                                          $0            $0             $0           $0
----------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-5
------------------------------------

------------------------------------
CASE  NUMBER:  400-42148-BJH-11                        02/13/95, RWD, 2/96
------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                                              MONTH: MARCH, 2001
                                                                                                    -------------------------------
BANK  RECONCILIATIONS
                                                   Account #1              Account #2             Account #3
------------------------------------------------------------------------------------------------------------------------------------
A.        BANK:
---------------------------------------------------------------------------------------------------------------
B.        ACCOUNT  NUMBER:                                                                                             TOTAL
---------------------------------------------------------------------------------------------------------------
C.        PURPOSE  (TYPE):
------------------------------------------------------------------------------------------------------------------------------------
1.        BALANCE  PER  BANK  STATEMENT                 $0                                                                     $0
------------------------------------------------------------------------------------------------------------------------------------
2.        ADD:  TOTAL  DEPOSITS  NOT  CREDITED          $0                                                                     $0
------------------------------------------------------------------------------------------------------------------------------------
3.        SUBTRACT:  OUTSTANDING  CHECKS                $0                                                                     $0
------------------------------------------------------------------------------------------------------------------------------------
4.        OTHER  RECONCILING  ITEMS                     $0                                                                     $0
------------------------------------------------------------------------------------------------------------------------------------
5.        MONTH  END  BALANCE  PER  BOOKS               $0                     $0                      $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
6.        NUMBER  OF  LAST  CHECK  WRITTEN
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS

------------------------------------------------------------------------------------------------------------------------------------
                                                      DATE OF          TYPE OF                PURCHASE                 CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                      PURCHASE         INSTRUMENT                PRICE                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.        BANK ONE TRUST (ESCROW) 6801456800*         1/3/00          MONEY MARKET          $3,625,000                      $0
------------------------------------------------------------------------------------------------------------------------------------
8.        HSBC Bank USA (ESCROW) #10-876110           6/19/00         MONEY MARKET          $3,560,463                $173,456
------------------------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------------------------
11.       TOTAL  INVESTMENTS                                                                                          $173,456
------------------------------------------------------------------------------------------------------------------------------------

CASH

------------------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                                  $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13.       TOTAL  CASH  -  END  OF MONTH                                                                              $173,456
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report


-------------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                      ACCRUAL BASIS-6
-------------------------------------------

-------------------------------------------
CASE  NUMBER:  400-42148-BJH-11                       02/13/95, RWD, 2/96
-------------------------------------------


                                                      MONTH:  MARCH, 2001

-------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
-------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


---------------------------------------------------------------------------------------------------
                                           INSIDERS
---------------------------------------------------------------------------------------------------
                                         TYPE OF                AMOUNT             TOTAL PAID
                NAME                     PAYMENT                 PAID               TO DATE
---------------------------------------------------------------------------------------------------
1.     SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
---------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------
6.     TOTAL  PAYMENTS
       TO  INSIDERS                                                $0                   $0
---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                                         TOTAL
                                    ORDER AUTHORIZING           AMOUNT               AMOUNT            TOTAL PAID         INCURRED
                     NAME                PAYMENT               APPROVED               PAID               TO DATE         & UNPAID *
------------------------------------------------------------------------------------------------------------------------------------
1.     SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
------------------------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------------------------------------------
6.     TOTAL  PAYMENTS
       TO  PROFESSIONALS                                            $0                   $0                  $0                  $0
------------------------------------------------------------------------------------------------------------------------------------

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
PROTECTION  PAYMENTS

-----------------------------------------------------------------------------------------------------------------------
                                                               SCHEDULED            AMOUNTS
                                                                MONTHLY               PAID                TOTAL
                                                               PAYMENTS              DURING              UNPAID
                    NAME OF CREDITOR                              DUE                MONTH            POSTPETITION
-----------------------------------------------------------------------------------------------------------------------
1.     FIRST SOURCE BANK (865001)                                     $0                 $0                     $0
-----------------------------------------------------------------------------------------------------------------------
2.     FIRST SOURCE BANK (RPS)                                        $0                 $0                     $0
-----------------------------------------------------------------------------------------------------------------------
3.     FIRST SOURCE BANK (AIA)                                        $0                 $0                     $0
-----------------------------------------------------------------------------------------------------------------------
4.                                                                                                              $0
-----------------------------------------------------------------------------------------------------------------------
5.                                                                                                              $0
-----------------------------------------------------------------------------------------------------------------------
6.     TOTAL                                                           $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                        ACCRUAL BASIS-7
------------------------------------

------------------------------------
CASE  NUMBER:  400-42148-BJH-11                         02/13/95, RWD, 2/96
------------------------------------

                                                                                              MONTH: MARCH, 2001
                                                                                                    --------------------------------

QUESTIONNAIRE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES               NO
------------------------------------------------------------------------------------------------------------------------------------
1.      HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE                                                               X
        THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?
------------------------------------------------------------------------------------------------------------------------------------
2.      HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT                                               X
        OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?
------------------------------------------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR                                                                X
        LOANS) DUE  FROM RELATED PARTIES?
------------------------------------------------------------------------------------------------------------------------------------
4.      HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES                                                         X
        THIS REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------------------------------
5.      HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE                                                                 X
        DEBTOR FROM ANY PARTY?
------------------------------------------------------------------------------------------------------------------------------------
6.      ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
7.      ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES                                                             X
        PAST  DUE?
------------------------------------------------------------------------------------------------------------------------------------
8.      ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                                               X
------------------------------------------------------------------------------------------------------------------------------------
9.      ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
10.     ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS                                                                  X
        DELINQUENT?
------------------------------------------------------------------------------------------------------------------------------------
11.     HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE                                                                X
        REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                                       X
------------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
a) $149,171 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees (transfer expense to KH Inc & KH Int'l)

INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES               NO
------------------------------------------------------------------------------------------------------------------------------------
1.      ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                             X
        NECESSARY INSURANCE COVERAGES IN EFFECT?
------------------------------------------------------------------------------------------------------------------------------------
2.      ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                         X
------------------------------------------------------------------------------------------------------------------------------------
3.      PLEASE  ITEMIZE  POLICIES  BELOW.
------------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
  TYPE OF                                                  PAYMENT AMOUNT
  POLICY            CARRIER            PERIOD COVERED       & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

-------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                 ACCRUAL  BASIS-Attachment
-------------------------------------

-------------------------------------
CASE  NUMBER:  400-42148-BJH-11
-------------------------------------

                                            MONTH: MARCH, 2001
                                                   -----------------------------


MOR #     ITEM #  LIST OR EXPLANATION

1 - BS      8     a)  $50,000 Deposit for Retainer & Legal Fees from Bank One
                      Trust to Lessor's Counsel

                  b) ($14,839,199) Intercompany Cummulative Receivable/Payable Credit Balance

1 - BS      22    a)  $3,779,115  Accrued Federal Income Taxes (Post-petition)


1 - BS      27    a)  $2,399,516  Accrued Taxes Payable (Pre-petition)


2 - IS      16    a)  $1,985  Interest Income (from HSBC -Escrow account)

2 - IS      21    a)  ($442,672) Credit for Allocation of A/C Costs to KH Cargo
                      (vs I/C)


3 - CF      8     a)  $1,985  Interest Income (from HSBC -Escrow account)


4 - AP      T6    a)  Federal Income Taxes are now shown as Other Accrued
                      Liabilities (due to deferred tax credits)


7 - QA      2     a)  $149,171 Disbursement to Successor Trustee of (HSBC-
                      Escrow) account for Professional Fees, Transfer to KH Inc
                      & KH Int'l

================================================================================

---------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.               FOOTNOTES SUPPLEMENT
---------------------------------------

---------------------------------------
CASE  NUMBER:  400-42148-BJH-11                   ACCRUAL BASIS
---------------------------------------

                                MONTH:                 MARCH, 2001
                                       -----------------------------------------

--------------------------------------------------------------------------------
ACCRUAL BASIS     LINE
 FORM NUMBER     NUMBER                 FOOTNOTE/EXPLANATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    3              8    All cash received into the subsidiary cash account is swept
--------------------------------------------------------------------------------
                          each night to Kitty Hawk, Inc. Master Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    3              31   All disbursements (either by wire transfer or check), including payroll, are
--------------------------------------------------------------------------------
                          disbursed out of the Kitty Hawk, Inc. controlled disbursement
--------------------------------------------------------------------------------
                          account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    4              6    All assessments of uncollectible accounts receivable are done
--------------------------------------------------------------------------------
                          at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
--------------------------------------------------------------------------------
                          down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    7              3    All insurance policies are carried in the name of Kitty Hawk, Inc. and its
--------------------------------------------------------------------------------
                          subsidiaries. Therefore, they are listed here accordingly.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------